UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2020

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company     [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 7.01. Regulation FD Disclosure.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

The information discussed under Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01

Enzo Biochem, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide an update related to trends affecting its business.

As a novel strain of coronavirus (“COVID-19”) continues to spread and severely impact the economy of the United States and other countries around the world, the Company has made substantial investments to expand the amount of COVID-19 testing available and is currently offering direct testing at its drive-through testing facilities as well as accepting tests for processing at its clinical laboratory. The Company and its employees are committed to being a part of the coordinated public and private sector response to this unprecedented challenge. The Company has also put preparedness plans in place at its facilities to maintain continuity of operations, while also taking steps to keep colleagues and customers healthy and safe.

In March 2020, the Company experienced a material decline in its laboratory testing volumes due to the COVID-19 pandemic as patients have reduced physician office visits. Additionally, customers have reduced or suspended purchases or temporarily closed and/or reduced operations on a global basis. The COVID-19 impact is consistent with the overall industry and publicly issued statements from competitors, partners, and vendors. This decline is expected to continue through the remainder of the third fiscal quarter (ending April 30, 2020) and into the beginning of the fourth fiscal quarter. Federal, state and local governmental policies and initiatives designed to reduce the transmission of COVID-19 have resulted in, among other things, the aforementioned significant reduction in physician office visits, the cancelation of elective medical procedures, customers closing or severely curtailing their operations (voluntarily or in response to government orders), and the adoption of work-from-home or shelter-in-place policies. The Company believes the COVID-19 pandemic may continue to have an impact on the Company’s operating results, cash flows and financial condition. Global supply chain issues due to the pandemic may hamper both production of products within the life science division as well as testing capabilities in the clinical laboratory. It is possible that the Company may experience an adverse impact on cash collections from customers, clients and payers as a result of the impact of the COVID-19 pandemic.

The Company expects COVID-19 related products and services to partially offset revenue declines. Enzo has publicly announced that it is applying its technical expertise in molecular diagnostics to develop a next generation COVID-19 testing option. Enzo’s innovations include virus-inactivating specimen collection media to lessen transmission risks for healthcare providers and clinical laboratory personnel, the development of more relevant positive controls for the tests, and improved sensitivity. However, it is too early to determine the positive impact from increased testing and the Company’s proprietary product offerings on revenue, profitability and cash flow.

The Company has nearly $48 million in cash on its balance sheet (as of March 31st 2020) and, excluding mortgage obligations, no long-term debt. Enzo believes COVID-19’s impact on its operating results, cash flows and/or financial condition will be primarily driven by: (1) the severity and duration of the COVID-19 pandemic; (2) the COVID-19 pandemic’s impact on the U.S. healthcare system and the U.S. economy; and (3) the timing, scope and effectiveness of federal, state and local governmental responses to the COVID-19 pandemic. These primary drivers are beyond the Company’s knowledge and control, and as a result, at this time the Company cannot reasonably estimate the adverse impact the COVID-19 pandemic will have on its businesses, operating results, cash flows and/or financial condition, but the adverse impact may be material.

Our disclosure in this report contains forward-looking information about our Company’s financial results and estimates, business prospects and products in research and development that involve substantial risks and uncertainties. From time to time, we also may provide oral or written forward-looking statements in other materials we release to the public. Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historic or current facts. They use words such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “will”, and other words and terms of similar meaning in connection with any discussion of future operations or financial performance.

In particular, these include statements relating to future actions, prospective products or product approvals, future performance or results of current and anticipated products, sales efforts, expenses, interest rates, foreign currency rates, intellectual property matters, the outcome of contingencies, such as legal proceedings, and financial results. We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from past results and those anticipated, estimated or projected. As a result, investors are cautioned not to place undue reliance on any of our forward-looking statements. Investors should bear this in mind as they consider forward-looking statements. We do not assume any obligation to update or revise any forward-looking statement that we make, even if new information becomes available or other events occur in the future. We are also affected by other factors that may be identified from time to time in our filings with the Securities and Exchange Commission, some of which are set forth in Item 1A - Risk Factors in our Form 10-K filing for the July 31, 2019 fiscal year. You are advised to consult any further disclosures we make on related subjects in our Forms 10-Q, 8-K and 10-K reports to the Securities and Exchange Commission. Although we have attempted to provide a list of important factors which may affect our business, investors are cautioned that other factors may prove to be important in the future and could affect our operating results.

You should understand that it is not possible to predict or identify all such factors or to assess the impact of each factor or combination of factors on our business. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: April 9, 2020	By:	/s/ David Bench
David Bench
Chief Financial Officer